FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Annual Letter to Shareholders

Dear Fellow Shareholder:
November 15, 2002

We are pleased to bring you the 2002 annual report for the FBR Family of Funds (the “Trust”). The Trust operates on an October 31 fiscal year end. Consequently, this annual report presents the Trust’s operations and performance of each of the Trust’s four Funds with their appropriate benchmarks for the one-year period ending October 31, 2002. Please review the total return chart on the following page for additional performance information.

The annual report affords your portfolio managers the opportunity to convey their thoughts and philosophies on the funds as well as allow you the opportunity to evaluate your investment in the Trust. In the following sections, your portfolio managers outline their views on the discipline of investing over the Trust’s fiscal year.

David Ellison, Portfolio Manager — FBR Financial Services and FBR Small Cap Financial Funds

Why are business conditions so tough these days? Why do interest rates keep falling and stock prices keep declining? Why are companies complaining about falling prices? Why are so many industries in trouble? The following is my attempt to answer these questions and explain what I’m doing in the Funds to protect your money in light of these turbulent market conditions.

So what is the problem today? In a single word, supply. There is an excess of goods in the world as well as an excess capacity to produce even more. Over the past fifteen years, capital markets around the world have raised record amounts of money for thousands of new companies (IPO’s) and thousands of existing companies (secondary offerings) across every sector of the economy. All this money went into making and marketing more goods and services. Supply has outstripped demand and it shows; you can see it in your everyday life. Today it is common to see automobile manufacturers advertising zero percent financing. You see computers selling for less than $200, travel deals from the airlines and free shipping by retailers. Why pay full-price when you can find sale prices around every corner?

The Federal Reserve (the “Fed”) has responded to this problem by drastically lowering interest rates. Rates are now down to where they were before I was born. All the economic textbooks would opine that these low rates should create a fantastic economy. However, we have been flanked by one of the worst stock market declines in recent history. Lower rates have only benefited the housing market and refinancing activity. The over-supply elsewhere has put pressure on corporate profits and their balance sheets. Stocks have followed these negative trends downward. Over-supply hasn’t disappeared simply because the Fed lowered rates. Consumers have not responded with higher demand because the consumer is not the problem.

The supply problem is good for consumers up to a certain point. If prices get too low, companies don’t have enough profit to make interest payments on their debt. They can’t spend as much on new equipment. They can’t spend as much on research and development of new products. They may decide that fewer employees (consumers) are needed. In sum, excess supply can create less demand. Be careful what you wish for as a consumer. Many companies are in this position today. They have too much debt, high inventory levels, too little profit and too many employees, and their stock prices reflect it.

Average Annual Total Returns as of 09/30/02

	Overall Rating[1]	Q3’02	1 Year	3 Year	5 Year	Since Inception[2]

FBR Financial Services Fund[3]	««««	-12.07%	-3.17%	8.16%	5.34%	10.12%

FBR Small Cap Financial Fund[3]	«««««	-6.59%	17.12%	20.70%	10.82%	16.18%

S&P 5004 5		-17.27%	-20.49%	-12.91%	-1.65%	2.94%

Lipper Financial Services Index4 6		-14.98%	-9.85%	1.42%	1.65%	7.18%

FBR Small Cap Value Fund	«««««	-6.62%	8.32%	8.32%	5.81%	11.26%

Russell 20004 7		-21.40%	-9.30%	-4.11%	-3.19%	1.33%

Lipper Small Cap Value Index4 6		-19.28%	-7.01%	1.33%	-0.83%	3.78%

FBR Technology Fund		-21.71%	N/A	N/A	N/A	-39.40%

NASDAQ Composite Index4 8		-19.90%	N/A	N/A	N/A	-38.68%

Lipper Science & Technology Index4 6		-24.92%	N/A	N/A	N/A	-47.93%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.
Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

1 For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return of a 90-day U.S. Treasury Bill from the fund’s load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar metrics. Both the FBR Small Cap Financial Services Fund and the FBR Small Cap Value Fund received five stars for the three- and five-year periods and were rated among 73 and 44 U.S. domiciled specialty financial funds and 421 and 286 U.S. domiciled small growth funds respectively. The FBR Financial Services Fund received three stars for the three-year and four stars for the five-year periods and was rated among 73 and 44 U.S. domiciled specialty financial funds. ©Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2 Since commencement of investment operations: FBR Financial Services Fund, FBR Small Cap Financial Fund and FBR Small Cap Value Fund January 3, 1997 and FBR Technology Fund February 1, 2002.

3 Fund investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions such as rising interest rates. Small capitalization stocks may or may not respond to market rallies or downturns as much as other types of equity securities.

4 The indices are unmanaged and unlike the Fund have no management fees or operating cost that reduce reported returns. The volatility and other risk characteristics for the fund will differ from the volatility and risk characteristics of the indices.

5 The S&P 500 is a capitalization-weighted index of 500 stocks. The Index is designed to represent the broad domestic economy though changes in aggregate market value of the 500 stocks representing all major domestic industries.

6 Lipper Fund Averages, Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and excludes sales charges. These averages include the following: Lipper Financial Services Index, the Lipper Small Cap Value Index and the Lipper Science and Technology Index.

7 The Russell 2000 is comprised of the smallest 2000 companies of the Russell 3000 Index, representing approximately 11% of the Russell 3000’s total market capitalization.

8 The NASDAQ Composite Index is a broad-based capitalization weighted index of all NASDAQ National Market & Small Cap Stocks. The Index was developed with a base level of 100 on February 5, 1971.

So as your money manager, what am I doing to combat these difficult conditions? As I have stated many times, the Funds are invested in conservatively run financial services companies. I am worried about high housing prices, but so are the companies in the Funds that originate the loans to purchase these houses. As a result, they are requiring higher down payments and higher incomes to qualify for a mortgage. I am worried about low mortgage rates, but so are the companies in the Funds. They are not aggressively appraising properties and pricing loans even though that approach translates to slower growth. I am worried about what happens if rates go back up, but so are the companies in the Funds. They are starting to lock in longer-term borrowings and not holding as many fixed rate assets. The companies we own are prepared to deal with continued difficulty in the over-supplied economy.

Chuck Akre, Portfolio Manager — FBR Small Cap Value Fund

The latest fiscal year ended October 31 has been extremely challenging to say the least. We feel very fortunate that our investment results are only modestly negative compared to the market as a whole and our benchmark index, the Russell 2000, in particular.

When you notice the absence of long-term and short-term capital gains distribution this year, you may safely conclude that few changes were made to the portfolio over the most recent fiscal year. Also, you can see that our relatively outstanding performance was achieved through owning the same good quality businesses this year as in prior years.

January 3, 2003 marks the completion of the Fund’s sixth year of existence. I am pleased to report that we have achieved all of our early — and continuing — goals: 1) Construct a low risk and diversified portfolio, populated with high quality businesses managed by high quality individuals and 2) Own these businesses for a long period of time. These businesses display the characteristics we believe necessary to afford us the opportunity to compound our investment capital at an above average rate. This has been the case since the Fund’s inception.

If I were evaluating the Fund for possible investment, one of the issues I would focus on is its history of realized capital gains. If the capital gains realized have been very modest — as has been the case with the Fund — one could reasonably infer that the manager was carefully making investments which he intended to hold for long periods, and thus deferring capital gains until some time in the future. One could also infer from this review that the manager was NOT engaged in the process of chasing the latest “hot” idea on Wall Street. Rather, he is searching for companies that display the three characteristics we feel lay the foundation of a solid long-term investment. The company should have a quality management team with significant ownership of the business, a proven ability to compound their owners capital at a rate above the market and an opportunity to re-invest the excess profits back into the core business fueling future growth. Then, when we find these compounding machines, we do not want to pay too much for them.

As in the past we offer no opinion on the direction of the market or for small cap stocks. We do affirm to you that we will continue to be diligent in searching out a small number of outstanding businesses to own in our portfolio. We remain totally committed to our goal of compounding our capital at an above average rate, while incurring a level of risk compatible with that goal.

In Conclusion

On February 1, 2002, a time when investors remained shell-shocked by the bursting of the technology bubble, we successfully launched the FBR Technology Fund (FBRTX). Technology, like other categories of capital investment, is cyclical and as the economy recovers and corporate profits return, so will technology spending. The FBR Technology Fund approaches the technology sector from a bottom-up traditional fundamental valuation point-of-view. We focus on companies with strong balance sheets, low debt to equity ratios, positive tangible book value and operating earnings leverage. The net result is a diversified portfolio within the technology sector that emphasizes conservatively financed companies selling at below average valuations built for the serious long-term investor.

We hope you find this report helpful in giving you some insight as to how your portfolio managers invest your money. As always, we welcome the opportunity to discuss the Funds with you. As we continually strive to improve all aspects of our business, feel free to contact us with any questions or concerns that you may have. For more complete information about the FBR Mutual Funds, including fees and expenses or to discuss issues related to your account, please call our marketing representatives at 1-888-888-0025 or visit us on-line at www.fbr.com/funds. Please read the prospectus carefully before you invest or send money. We appreciate your continued support.

David H. Ellison
President

NOT FDIC INSURED            NOT BANK GUARANTEED            MAY LOSE VALUE

FBR Fund Advisors, Inc. and FBR Investment Services Inc., member NASD/SIPC, each a subsidiary of Friedman, Billings, Ramsey Group, Inc., serve as adviser and distributor for the FBR Mutual Funds respectively.

FBR Family of Funds

FBR Financial Services Fund

Comparison of Change in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices
(unaudited)

Total Returns—For the Periods Ended October 31, 2002

	One Year	Annualized Five Year	Annualized Since Inception(3)
FBR Financial Services Fund(1)(2)	4.11%	5.99%	10.47%
S&P 500 Composite Index(1)	(15.13)	0.70	4.40
Lipper Financial Services Fund Index(1)	(2.36)	3.05	8.27

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2002. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

FBR Family of Funds

FBR Small Cap Financial Fund

Comparison of Change in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices
(unaudited)

Total Returns—For the Periods Ended October 31, 2002

	One Year	Annualized Five Year	Annualized Since Inception(3)
FBR Small Cap Financial Fund(1)(2)	23.37%	10.91%	16.63%
Russell 2000 Index(1)	(11.57)	(1.70)	1.86
Lipper Financial Services Fund Index(1)	(2.36)	3.05	8.27

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2002. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

FBR Family of Funds

FBR Small Cap Value Fund

Comparison of Change in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices
(unaudited)

Total Returns—For the Periods Ended October 31, 2002

	One Year	Annualized Five Year	Annualized Since Inception(3)
FBR Small Cap Value Fund(1)(2)	6.76%	7.12%	12.26%
Russell 2000 Index(1)	(11.57)	(1.70)	1.86
Lipper Small Cap Value Index(1)	(2.89)	2.31	6.27

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2002. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

FBR Family of Funds

FBR Technology Fund

Comparison of Change in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices
(unaudited)

Total Returns—For the Period Ended October 31, 2002
Since Inception(3)
FBR Technology Fund(1)(2)	(28.10)%
NASDAQ Composite Index(1)	(30.42)
Lipper Science and Technology Index(1)	(40.05)

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	For the period February 1, 2002 (commencement of investment operations) through October 31, 2002.

FBR Family of Funds

FBR Financial Services Fund

Statement of Net Assets

October 31, 2002

SHARES		VALUE

	COMMON STOCKS — 64.9%
	Banks – Commercial — 32.2%
14,000	Banknorth Group, Inc.	$324,380
25,000	Comerica, Inc.	1,091,500
13,000	FleetBoston Financial Corp.	304,070
21,000	Huntington Bancshares, Inc.	397,110
9,000	Hibernia Corp.	177,390
31,000	KeyCorp	757,330
18,000	National City Corp.	488,340
14,000	PNC Financial Services Group, Inc.	569,240
38,000	Provident Financial Group, Inc.	987,620
13,000	Regions Financial Corp.	440,310
15,000	South Trust Corp.	384,300
18,000	SunTrust Banks, Inc.	1,095,120
17,000	UnionBanCal Corp.	725,900
11,000	Union Planters Corp.	310,860
12,000	Zions Bancorporation	482,520

		8,535,990

	Banks – Money Centers — 4.2%
8,000	Bank of America Corp.	558,400
16,000	Wachovia Corp.	556,640

		1,115,040

	Financial Services — 11.5%
19,000	Fannie Mae	1,270,340
20,000	Freddie Mac	1,231,600
7,000	JP Morgan Chase & Co.	145,250
11,000	Merrill Lynch & Co.	417,450

		3,064,640

	Savings & Loans – Savings Banks — 17.0%
53,000	Astoria Financial Corp.	1,387,540
10,800	Charter One Financial, Inc.	327,024
19,000	Golden West Financial Corp.	1,312,140
34,000	Sovereign Bancorp, Inc.	478,720

SHARES/ PRINCIPAL VALUE		VALUE

28,000	Washington Federal, Inc.	$690,480
9,000	Washington Mutual, Inc.	321,840

		4,517,744

	Total Common Stocks (Cost $16,660,205)	17,233,414

	SHORT-TERM INVESTMENTS — 36.5%
	Government Obligations — 22.6%
$6,000,000	Federal Home Loan Bank Discount Notes 1.50%, 11/1/02	5,999,750

	Repurchase Agreements — 13.9%
1,853,301	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $1,853,394 on 11/1/02, collateralized by $1,904,277 in U.S. Treasury Bonds, due 8/15/23	1,853,301
1,406,874	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $1,406,945 on 11/1/02, collateralized by $1,438,524 in U.S. Treasury Notes, due 1/31/04	1,406,874
414,825	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $414,845 on 11/1/02, collateralized by $424,136 in U.S. Treasury Notes, due 6/30/04	414,825

	Total Short-term Investments (Cost $9,674,750)	9,674,750

	Total Investments — 101.4% (Cost $26,334,955)	26,908,164
	Liabilities in Excess of Other Assets — (1.4)%	(367,416)

	Net Assets — 100.0%	$26,540,748

FBR Family of Funds

FBR Financial Services Fund

Statement of Net Assets (continued)

October 31, 2002

VALUE

Net Assets Consist of:
Capital Stock (unlimited number of shares authorized, with no par value)	$26,383,769
Undistributed net investment income	85,332
Accumulated net realized loss from investments	(501,562)
Net unrealized appreciation on investments	573,209

Net assets applicable to shares outstanding	$26,540,748

Shares outstanding	1,496,674

Net asset value, offering and redemption price per share	$17.73

The accompanying notes are an integral part of the financial statements.

FBR Family of Funds

FBR Small Cap Financial Fund

Statement of Net Assets

October 31, 2002

SHARES		VALUE

	COMMON STOCKS — 72.2%
	Savings & Loans – Savings Banks – Central — 5.8%
214,100	Capital Federal Financial	$5,028,995
20,500	Citizens First Bancorp, Inc.	393,190
79,200	Coastal Bancorp, Inc.	2,277,792
227,400	First Indiana Corp.	4,175,064
180,600	HMN Financial, Inc.	3,117,156
178,609	MutualFirst Financial, Inc.	3,438,223
5,000	TierOne Corp.*	68,250

		18,498,670

	Savings & Loans – Savings Banks – East — 32.1%
366,300	Bancorp Rhode Island, Inc.	8,113,545
224,100	Bay State Bancorp, Inc.	5,221,530
126,400	Berkshire Hills Bancorp, Inc.	3,191,600
816,417	Brookline Bancorp, Inc.	9,241,840
142,100	BSB Bancorp, Inc.	2,878,946
74,300	Camden National Corp.	1,850,070
268,800	First Bell Bancorp, Inc.	4,873,344
78,000	First Keystone Financial, Inc.	1,131,000
355,800	FirstFed America Bancorp, Inc.	9,603,042
84,200	Granite State Bankshares, Inc.	2,808,070
117,800	Hingham Institution for Savings	3,504,550
418,000	Hudson City Bancorp, Inc.	7,791,520
200,000	New York Community Bancorp, Inc.	5,812,000
208,600	Parkvale Financial Corp.	5,037,690
113,500	Partners Trust Financial Group, Inc.	1,687,859
211,400	PennFed Financial Services, Inc.	5,538,680
225,700	Seacoast Financial Services Corp.	4,902,204
125,600	TF Financial Corp.	2,672,140
528,500	Waypoint Financial Corp.	9,032,065

SHARES		VALUE

437,800	Willow Grove Bancorp, Inc.	$5,231,710
141,000	Yardville National Bancorp	2,487,240

		102,610,645

	Savings & Loans – Savings Banks – West — 29.7%
210,900	Banner Corp.	3,891,105
57,000	Downey Financial Corp.	2,205,900
437,800	FirstFed Financial Corp.*	11,864,380
251,700	First Pactrust Bancorp, Inc.*	3,903,867
414,554	Hawthorne Financial Corp.*	11,669,695
283,300	ITLA Capital Corp.*	8,668,980
141,000	Pacific Crest Capital, Inc.	4,476,750
493,368	Pacific Union Bank*	5,402,380
268,000	PFF Bancorp, Inc.	8,257,080
352,800	Quaker City Bancorp, Inc.*	12,418,207
494,140	Sterling Financial Corp.*	9,937,155
502,000	Washington Federal, Inc.	12,379,320

		95,074,819

	Savings & Loans – Savings Banks – South — 2.1%
788,500	The Banc Corp.	5,827,015
49,100	Superior Financial Corp.	883,800

		6,710,815

	Banks – Commercial — 1.0%
31,900	First Community Bancorp	1,004,850
126,100	Taylor Capital Group, Inc.*	2,187,835

		3,192,685

	REIT’s – Mortgage — 1.5%
123,100	Annaly Mortgage Management, Inc.	2,157,943
140,000	Thornburg Mortgage, Inc.	2,653,000

		4,810,943

	Total Common Stocks (Cost $199,531,620)	230,898,577

FBR Family of Funds

FBR Small Cap Financial Fund

Statement of Net Assets (continued)

October 31, 2002

SHARES/ PRINCIPAL VALUE		VALUE

	SHORT-TERM INVESTMENTS — 26.3%
	Government Obligations — 4.7%
$15,000,000	Federal Home Loan Bank Discount Notes 1.50%, 11/1/02	$14,999,375

	Repurchase Agreements — 21.6%
34,777,508	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $34,779,247 on 11/1/02, collateralized by $35,734,081 in U.S. Treasury Bonds, due 8/15/23	34,777,508
26,400,236	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $26,401,556 on 11/1/02, collateralized by $26,994,150 in U.S. Treasury Notes, due 1/31/04	26,400,236
7,784,256	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $7,784,645 on 11/1/02, collateralized by $7,958,994 in U.S. Treasury Notes, due 6/30/04	7,784,256

	Total Short-term Investments (Cost $83,961,375)	83,961,375

	Total Investments — 98.5% (Cost $283,492,995)	314,859,952
	Other Assets less Liabilities — 1.5%	4,902,522

	Net Assets — 100.0%	$319,762,474

VALUE

Net Assets Consist of:
Capital Stock (unlimited number of shares authorized, with no par value)	$278,870,257
Undistributed net investment income	1,149,231
Accumulated net realized gain from investments	8,376,029
Net unrealized appreciation on investments	31,366,957

Net assets applicable to shares outstanding	$319,762,474

Shares outstanding	13,117,842

Net asset value, offering and redemption price per share	$24.38

*	Non-income producing

The accompanying notes are an integral part of the financial statements.

FBR Family of Funds

FBR Small Cap Value Fund

Statement of Net Assets

October 31, 2002

SHARES		VALUE

	COMMON STOCKS — 78.3%
	Chemicals — 3.1%
40,000	Balchem Corp.	$886,000

	Communications — 5.4%
1,100,000	American Tower Corp., Class A*	1,551,000

	Computer Services — 2.3%
16,000	MICROS Systems, Inc.*	332,160
10,000	First Data Corp.	349,400

		681,560

	Commercial Banks — 1.1%
7,000	Corus Bankshares, Inc.	311,570

	Direct Marketing — N.M.
100,000	Key3Media Group, Inc.*	900

	Diversified Operations — 0.7%
80	Berkshire Hathaway, Inc., Class B*	196,800

	Financial Services — 1.3%
50,000	AmeriCredit Corp.*	379,500

	Gaming Casinos — 21.1%
21,000	Dover Downs Gaming & Entertainment, Inc.	187,950
45,680	Hollywood Casino Corp.*	562,778
30,000	Monarch Casino & Resort, Inc.*	409,500
236,600	Penn National Gaming, Inc.*	4,908,030

		6,068,258

	Gaming Manufacturing — 15.9%
100,000	Alliance Gaming Corp.*	1,676,000
5,000	International Game Technology*	376,050
10,000	Multimedia Games, Inc.*	222,000
56,500	PDS Gaming Corp.*	67,800

SHARES		VALUE

85,000	Scientific Games Corp.*	$647,700
70,000	Shuffle Master, Inc.*	1,605,800

		4,595,350

	Horse Racing — 2.1%
10,000	Churchill Downs, Inc.	392,610
36,100	Magna Entertainment Corp.*	214,434

		607,044

	Housing — 0.9%
14,000	D.R. Horton, Inc.	269,780

	Insurance – Property/Casualty — 14.1%
20,000	Markel Corp.*	4,049,800
1,000	Platinum Underwriters Holdings Ltd.*	25,100

		4,074,900

	Manufacturing – Specialty — 3.3%
69,000	II-VI, Inc.*	945,300

	Medical Services — 0.6%
9,100	National Dentex Corp.*	170,170

	Motor Sports — 4.3%
30,000	Dover Motorsports, Inc.	114,300
10,000	International Speedway Corp., Class A	389,400
19,000	International Speedway Corp., Class B	726,750

		1,230,450

	Theatres — 1.5%
60,000	AMC Entertainment, Inc.*	423,000

	Transportation — 0.6%
40,100	AirNet Systems, Inc.*	172,430

	Total Common Stocks (Cost $17,183,651)	22,564,012

FBR Family of Funds

FBR Small Cap Value Fund

Statement of Net Assets (continued)

October 31, 2002

SHARES/ PRINCIPAL VALUE		VALUE

	CALL OPTIONS PURCHASED — N.M.
2,000	American Tower Corp., Class A, expiring 1/17/04 @ $12.5	$250
2,000	American Tower Corp., Class A, expiring 1/17/04 @ $15	250
2,000	American Tower Corp., Class A, expiring 1/17/04 @ $20	100

	Total Call Options (Cost $25,780)	600

	SHORT-TERM INVESTMENTS — 24.2%

	Government Obligations — 24.2%
$6,966,000	Federal Home Loan Bank Discount Notes 1.5%, 11/1/02 (Cost $6,965,710)	6,965,710

	Total Investments — 102.5% (Cost $24,175,141)	29,530,322
	Liabilities in Excess of Other Assets — (2.5)%	(727,605)

	Net Assets — 100.0%	$28,802,717

VALUE

Net Assets Consist of:
Capital Stock (unlimited number of shares authorized, with no par value)	$24,155,987
Accumulated net realized loss from investments	(708,451)
Net unrealized appreciation on investments	5,355,181

Net assets applicable to shares outstanding	$28,802,717

Shares outstanding	1,362,152

Net asset value, offering and redemption price per share	$21.15

*	Non-income producing
N.M.	Not Meaningful

The accompanying notes are an integral part of the financial statements.

FBR Family of Funds

FBR Technology Fund

Statement of Net Assets

October 31, 2002

SHARES		VALUE

	COMMON STOCKS — 84.3%
	Biotechnology — 7.5%
1,050	Biogen, Inc.*	$38,525
1,250	Chiron Corp.*	49,375
1,350	Genzyme Corp.*	37,598
4,300	Serono S.A. ADR	60,415

		185,913

	Communications Equipment and Services — 8.9%
8,350	Cisco Systems, Inc.*	93,353
750	Garmin Ltd.*	15,690
750	Harris Corp.	19,785
1,600	Scientific-Atlanta, Inc.	19,536
4,900	Sprint FON Group	60,858
750	UTStarcom, Inc.*	12,810

		222,032

	Computers and Peripherals — 16.9%
3,200	Apple Computer, Inc.*	51,424
2,750	Canon, Inc.	101,090
600	CDW Computer Centers, Inc.*	31,812
1,200	Convergys Corp.*	17,856
7,000	Hewlett-Packard Co.	110,600
27,000	Sun Microsystems, Inc.*	79,947
1,900	Symbol Technologies, Inc.	16,435
350	Tech Data Corp.*	11,183

		420,347

	Computer Services — 8.3%
1,700	Check Point Software Technologies Ltd.*	23,443
500	Dassault Systemes SA ADR	11,940
850	DST Systems, Inc.*	26,138
900	NCR Corp.*	20,016
2,000	Sungard Data Systems, Inc.*	44,340
2,250	Unisys Corp.*	19,642
4,000	Yahoo, Inc.*	59,680

		205,199

SHARES		VALUE

	Data Storage — 4.0%
16,000	EMC Corp.*	$81,760
2,000	Network Appliance, Inc.*	17,942

		99,702

	Electronic Instruments and Controls — 7.0%
4,500	Agilent Technologies, Inc.*	61,875
1,500	American Power Conversion Corp.*	19,380
2,400	Celestica, Inc.*	33,120
1,400	Jabil Circuit, Inc.*	21,602
3,600	Vishay Intertechnology, Inc.*	37,080

		173,057

	Semiconductors and Related — 22.9%
2,700	Altera Corp.*	31,644
6,850	Applied Materials, Inc.*	102,955
2,400	Broadcom Corp.*	28,752
5,100	Infineon Technologies AG ADR*	49,521
5,950	Intel Corp.	102,935
1,250	Intersil Corp.*	21,237
1,400	Kla-Tencor Corp.*	49,854
2,050	National Semiconductor Corp.*	27,224
1,700	Teradyne, Inc.*	20,587
5,600	Texas Instruments, Inc.	88,816
2,400	Xilinx, Inc.	45,576

		569,101

	Software and Programming — 8.8%
1,450	BMC Software, Inc.*	23,113
1,900	Cadence Design Systems, Inc.*	19,247
2,200	PeopleSoft, Inc.*	39,820
1,050	Sabre Holdings Corp.*	20,139
2,250	SAP AG*	43,065
4,000	Siebel Systems, Inc.*	30,080
2,800	Veritas Software Corp.*	42,700

		218,164

	Total Common Stocks (Cost $2,170,292)	2,093,515

FBR Family of Funds

FBR Technology Fund

Statement of Net Assets (continued)

October 31, 2002

PRINCIPAL VALUE		VALUE

	SHORT-TERM INVESTMENTS — 16.6%
	Repurchase Agreements — 16.6%
$208,276	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $208,286 on 11/1/02, collateralized by $214,004 in U.S. Treasury Bonds, due 8/15/23	$208,276
158,106	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $158,114 on 11/1/02, collateralized by $161,663 in U.S. Treasury Notes, due 1/31/04	158,106
46,618	With Mizuho Securities, Inc. dated 10/31/02 at 1.8% to be repurchased at $46,620 on 11/1/02, collateralized by $47,665 in U.S. Treasury Notes, due 6/30/04	46,618

	Total Short-term Investments (Cost $413,000)	413,000

	Total Investments — 100.9% (Cost $2,583,292)	2,506,515
	Liabilities in Excess of Other Assets — (0.9)%	(21,933)

	Net Assets — 100.0%	$2,484,582

VALUE

Net Assets Consist of:
Capital Stock (unlimited number of shares authorized, with no par value)	$3,003,231
Accumulated net realized loss from investments	(441,872)
Net unrealized depreciation on investments	(76,777)

Net assets applicable to shares outstanding	$2,484,582

Shares outstanding	345,617

Net asset value, offering and redemption price per share	$7.19

*	Non-income producing
ADR American	Depository Receipts

The accompanying notes are an integral part of the financial statements.

FBR Family of Funds

Statements of Operations

For the Year Ended October 31, 2002

	FBR Financial Services Fund	FBR Small Cap Financial Fund	FBR Small Cap Value Fund	FBR Technology Fund†
Investment Income
Dividends	$550,999	$1,622,258	$44,775	$2,518
Interest	73,022	4,596,154	94,329	4,696

Total Investment Income	624,021	6,218,412	139,104	7,214

Expenses
Advisory fees (Note 2)	242,758	2,653,011	223,429	11,454
Administration and accounting fees (Note 2)	223,244	1,031,724	215,390	99,339
Distribution fees (Note 2)	67,433	736,948	62,063	3,182
Other Fees	12,539	192,316	12,647	3,457
Amortization of organization expenses (Note 1)	1,216	1,216	1,217	—

Total expenses before waivers and related reimbursements	547,190	4,615,215	514,746	117,432
Less waivers and related reimbursements	(21,231)	—	(30,264)	(92,614)

Total expenses after waivers and related reimbursements	525,959	4,615,215	484,482	24,818

Net Investment Income (Loss)	98,062	1,603,197	(345,378)	(17,604)

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	405,752	8,616,823	(657,253)	(441,872)
Change in Net Unrealized Appreciation/Depreciation of Investments	713,690	24,063,206	2,321,191	(76,777)

Net Gain (Loss) on Investments	1,119,442	32,680,029	1,663,938	(518,649)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,217,504	$34,283,226	$1,318,560	$(536,253)

†	From Commencement of Operations February 1, 2002.

The accompanying notes are an integral part of the financial statements.

FBR Family of Funds

Statements of Changes in Net Assets

	FBR Financial Services Fund		FBR Small Cap Financial Fund
	For the Year Ended October 31,		For the Year Ended October 31,
	2002	2001	2002	2001
From Investment Activities
Net Investment Income	$98,062	$109,317	$1,603,197	$2,563,952
Net Realized Gain on Investment Transactions	405,752	4,268,283	8,616,823	7,951,133
Change in Net Unrealized Appreciation/Depreciation of Investments	713,690	(3,589,219)	24,063,206	6,569,502

Net Increase in Net Assets Resulting from Operations	1,217,504	788,381	34,283,226	17,084,587

Distributions to Shareholders
From Net Investment Income	(112,902)	(254,593)	(2,945,364)	(321,858)
From Net Realized Gain on Investments	(1,623,255)	—	(1,939,721)	—

Total Distributions to Shareholders	(1,736,157)	(254,593)	(4,885,085)	(321,858)

From Share Transactions
Net Proceeds from Sales of Shares	13,959,247	32,738,361	769,544,343	505,803,807
Reinvestment of Distributions	1,688,330	248,803	4,691,760	314,531
Cost of Shares Redeemed*	(14,164,795)	(33,537,290)	(609,244,007)	(444,821,978)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	1,482,782	(550,126)	164,992,096	61,296,360

Total Increase (Decrease) in Net Assets	964,129	(16,338)	194,390,237	78,059,089
Net Assets — Beginning of Year	25,576,619	25,592,957	125,372,237	47,313,148

Net Assets — End of Year	$26,540,748	$25,576,619	$319,762,474	$125,372,237

Shares Issued and Redeemed:
Sold	755,932	1,679,737	32,526,655	24,867,606
Issued in Reinvestment of Distributions	92,411	13,150	222,880	18,733
Redeemed	(758,184)	(1,762,286)	(25,738,688)	(21,730,030)

Net Increase (Decrease) in Shares	90,159	(69,399)	7,010,847	3,156,309

*
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2002, these fees were $8,873 and $2,115,341 for FBR Financial Services Fund and FBR Small Cap Financial Fund, respectively. For the year ended October 31, 2001, these fees were $206,042 and $1,868,999 for FBR Financial Services Fund and FBR Small Cap Financial Fund, respectively.

The accompanying notes are an integral part of the financial statements.

FBR Family of Funds

Statements of Changes in Net Assets

	FBR Small Cap Value Fund		FBR Technology Fund
	For the Year Ended October 31,		For the Period Ended October 31, 2002†
	2002	2001
From Investment Activities
Net Investment Loss	$(345,378)	$(150,475)	$(17,604)
Net Realized Gain (Loss) on Investment Transactions	(657,253)	221,121	(441,872)
Change in Net Unrealized Appreciation/Depreciation of Investments	2,321,191	519,402	(76,777)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,318,560	590,048	(536,253)

Distributions to Shareholders
From Net Realized Gain on Investments	(205,736)	(333,826)	—

From Share Transactions
Net Proceeds from Sales of Shares	48,501,496	14,302,459	4,171,730
Reinvestment of Distributions	202,261	327,957	—
Cost of Shares Redeemed*	(37,584,746)	(8,595,176)	(1,150,895)

Net Increase in Net Assets Resulting from Share Transactions	11,119,011	6,035,240	3,020,835

Total Increase in Net Assets	12,231,835	6,291,462	2,484,582
Net Assets — Beginning of Period	16,570,882	10,279,420	—

Net Assets — End of Period	$28,802,717	$16,570,882	$2,484,582

Shares Issued and Redeemed:
Sold	2,279,294	720,683	401,406
Issued in Reinvestment of Distributions	9,577	21,077	—
Redeemed	(1,756,313)	(440,387)	(155,789)

Net Increase in Shares	532,558	301,373	245,617

*
The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2002, these fees were $133,985 for FBR Small Cap Value Fund. For the period ended October 31, 2002†, these fees were $192 for FBR Technology Fund. For the year ended October 31, 2001, these fees were $38,584 for FBR Small Cap Value Fund.

†	From Commencement of Operations February 1, 2002.

The accompanying notes are an integral part of the financial statements.

FBR Family of Funds

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for each period. This information has been derived from information provided in the financial statements.

	NET ASSET VALUE, BEGINNING OF PERIOD	NET INVESTMENT INCOME/(LOSS)*(1)	NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS*(2)	DIVIDENDS FROM NET INVESTMENT INCOME
FBR Financial Services Fund
For the year ended October 31, 2002	$18.18	$0.07	$0.71	$(0.08)
For the year ended October 31, 2001	17.34	0.06	0.94	(0.16)
For the year ended October 31, 2000	16.59	0.18	0.78	(0.08)
For the year ended October 31, 1999	16.94	0.09	0.97	(0.12)
For the year ended October 31, 1998	16.03	0.10	1.04	(0.04)

FBR Small Cap Financial Fund
For the year ended October 31, 2002	20.53	0.15	4.51	(0.47)
For the year ended October 31, 2001	16.03	0.42	4.18	(0.10)
For the year ended October 31, 2000	14.26	0.08	1.71	(0.02)
For the year ended October 31, 1999	15.62	0.02	0.62	(0.07)
For the year ended October 31, 1998	17.53	0.08	(1.81)	(0.03)

FBR Small Cap Value Fund
For the year ended October 31, 2002	19.97	(0.25)	1.60	—
For the year ended October 31, 2001	19.46	(0.18)	1.34	—
For the year ended October 31, 2000	16.55	(0.39)	3.30	—
For the year ended October 31, 1999	14.67	(0.27)	2.58	—
For the year ended October 31, 1998	16.70	(0.08)	(1.46)	—

FBR Technology Fund
For the period ended October 31, 2002**	10.00	(0.05)	(2.76)	—

*
Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

**	From Commencement of Operations February 1, 2002.
(1)	Reflects waivers and related reimbursements.
(2)
The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

(3)
Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4)	Annualized.

The accompanying notes are an integral part of the financial statements.

DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS	NET ASSET VALUE, END OF PERIOD	TOTAL INVESTMENT RETURN(3)	NET ASSETS, END OF PERIOD (000’s omitted)	RATIO OF EXPENSES TO AVERAGE NET ASSETS(1)		RATIO OF NET INVESTMENT INCOME/(LOSS) TO AVERAGE NET ASSETS(1)		INCREASE REFLECTED IN EXPENSE RATIOS AND NET INVESTMENT INCOME/(LOSS) DUE TO WAIVERS		PORTFOLIO TURNOVER RATE

$(1.15)	$17.73	4.11%	$26,541	1.95%		0.36%		0.08%		97.34%
—	18.18	5.72	25,577	1.89		0.32		0.01		126.34
(0.13)	17.34	6.21	25,593	1.92		1.15		0.27		110.88
(1.29)	16.59	6.80	30,681	1.88		0.43		0.34		70.25
(0.19)	16.94	7.12	50,720	1.65		0.61		0.22		105.58

(0.34)	24.38	23.37	319,762	1.56		0.54		—		44.07
—	20.53	28.85	125,372	1.53		1.63		—		67.66
—	16.03	12.56	47,313	1.90		0.84		0.23		81.74
(1.93)	14.26	4.19	32,641	1.89		0.12		0.29		25.00
(0.15)	15.62	(9.99)	55,475	1.63		0.35		0.14		94.23

(0.17)	21.15	6.76	28,803	1.94		(1.39)		0.13		12.95
(0.65)	19.97	6.87	16,571	1.95		(1.34)		0.42		26.16
—	19.46	17.58	10,279	1.95		(1.71)		1.01		3.45
(0.43)	16.55	16.24	13,823	1.92		(1.46)		0.54		24.45
(0.49)	14.67	(9.57)	15,646	1.65		(0.81)		0.60		78.26

—	7.19	(28.10)	2,485	1.94	(4)	(1.37	)(4)	2.49	(4)	165.34

FBR FAMILY OF FUNDS

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The FBR Family of Funds (the “Trust”) is an open-end management investment company organized as a business trust under the laws of the State of Delaware on April 30, 1996. The Trust currently consists of six series which represent interests in one of the following investment portfolios: FBR Financial Services Fund (“Financial Services Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Small Cap Value Fund (“Small Cap Value Fund”), FBR Technology Fund (“Technology Fund”), FBR/IPAA Energy Index Fund (“Energy Index Fund”) and FBR Health Care Fund (“Health Care Fund”) (Each a “Fund” and collectively, the “Funds”). Energy Index Fund and Health Care Fund have not commenced operations as of October 31, 2002. As a result of an election of shareholders, Financial Services Fund and Small Cap Financial Fund had a change of classification from diversified portfolios to non-diversified portfolios (See Page 29). Small Cap Value Fund, Technology Fund and Health Care Fund are non-diversified portfolios. The Energy Index Fund is a diversified portfolio. Each Fund is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and for other purposes, and a shareholder of one Fund is not deemed to be a shareholder of any other Fund.

Prior to December 21, 1998, the Funds offered three classes of shares which were designated as Class A, B and C shares. Effective December 21, 1998, the Funds’ Class B and C shares were converted to Class A shares, which have been redesignated as fund shares. As of the date hereof, the Funds offer one class of shares, which are offered as no-load shares. Each Fund has an unlimited number of shares authorized with no par value. Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund commenced investment operations on January 3, 1997. The Technology Fund commenced operations on February 1, 2002.

Organizational Matters — Prior to commencing investment operations on January 3, 1997, the Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund did not have any transactions other than those relating to organizational matters and the sale of 2,777, 2,778 and 2,778 fund shares, respectively, to Friedman, Billings, Ramsey & Co., Inc. (“FBR”) on December 16, 1996. Costs of approximately $35,784, $35,784 and $35,785, which were incurred by Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund, respectively, in connection with the organization of its shares, had been deferred and were amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Fund.

Management Estimates — The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation — The net asset value of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available (of which there were none as of October 31, 2002) are valued at fair value as determined in good faith by the Funds’ Board of Trustees (the “Board”). Restricted securities, as well as securities or other assets for which market quotations

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Notes to Financial Statements (continued)

are not readily available, or are not valued by a pricing service approved by the Board (of which there were none at October 31, 2002), are valued at fair value in good faith by, or at the direction of, the Board. The Board will review the method of valuations on a current basis. Expenses and fees, including the advisory fee and distribution fee, are accrued daily and taken into account for the purpose of determining the net asset value of each Fund’s shares.

Options — Each Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts reflect the extent of a Fund’s involvement in these financial instruments. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security at a price different from the current market value. A Fund’s activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. Financial Services Fund, Small Cap Financial Fund, and Technology Fund did not engage in options transactions during the year ended October 31, 2002.

	Call Options Purchased
Small Cap Value Fund	Contracts	Premium
Outstanding, at beginning of year	60	$25,780
Options purchased	—	—

Outstanding, at end of year	60	$25,780

Short Selling — When a Fund makes a short sale, an amount equal to the proceeds received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Short sales represent obligations of a Fund to make future delivery of specific securities and, correspondingly, create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Fund). Upon the termination of a short sale, a Fund will recognize a gain, limited to the price at which the Fund sold the security short, if the market price is less than the proceeds originally received. A Fund will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that a Fund’s ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Notes to Financial Statements (continued)

statements. Financial Services Fund, Small Cap Financial Fund, and Technology Fund did not engage in short selling during the year ended October 31, 2002. Small Cap Value engaged in short selling during the year ended October 31, 2002, but had no open short positions at October 31, 2002.

Repurchase Agreements — Each Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Trust’s Board of Trustees. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

The Funds transfer uninvested cash balances into a single joint account with other mutual funds managed by the Adviser or its affiliates, of which the daily aggregate balance is invested in one or more repurchase agreements. As of October 31, 2002, the Funds invested in a joint repurchase agreement at a rate of 1.80%, totalling $83,543,000, that was due on November 1, 2002. The collateral for the repurchase agreements consisted of U.S. Treasury Bonds (coupon rate of 6.25%) with a par value of $37,716,000 and a market value of $43,807,698 and U.S. Treasury Notes (coupon rates ranging from 2.875% to 3.00%) with a par value of $41,695,000 and a market value of $42,850,318.

Investment Transactions and Investment Income — Transactions are accounted for based on the trade date (the day in which the order to buy or sell is executed). The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions — Dividends from net investment income, if any, will be declared and paid at least annually to shareholders of each of the Funds. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are considered either temporary or permanent in nature. To the extent differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment, and temporary differences do not require reclassification.

U.S. Federal Tax Status — Each Fund intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Fund intends not to be subject to a U.S. federal excise tax.

Capital loss carryforwards are available to offset future capital gains, if any. The Small Cap Value Fund and Technology Fund have capital loss carryforwards of $646,588 and $196,654, respectively, both expiring through 2010.

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Notes to Financial Statements (continued)

2.  Transactions with Affiliates and Related Parties

FBR Fund Advisers, Inc. (the “Adviser”) serves as each Fund’s investment adviser. For its advisory services, the Adviser receives a monthly fee equal to 0.90% of each Fund’s average daily net assets, computed daily and paid monthly. The Adviser has contractually undertaken to limit each Fund’s total operating expenses to the extent that such expenses exceed 1.95% of each Fund’s average daily net assets. As necessary, these limitations were effected by waivers by the Adviser. The Funds will not pay the Adviser at a later time for any amounts it may waive.

The Trust, on behalf of each Fund, has adopted an amended and restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, each Fund pays FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of 0.25% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred.

FBR National Bank & Trust (the “Administrator”, formerly Rushmore Trust and Savings, FSB), an affiliate of the Adviser, provides administrative, transfer agency and custodial services to the Funds and pays the operating expenses (not including extraordinary legal fees, marketing costs, outside of routine shareholder communications, interest costs and distribution costs that exceed 0.25%) of the Funds. For these services, the Administrator receives a fee at an annual rate based on each Fund’s net assets as follows: greater of 1% or $125,000 on the first $20 million; $200,000 plus 0.33 1/3% on assets greater than $20 million, but less than $50 million; $300,000 plus 0.10% on assets greater than $50 million but less than $100 million; $350,000 plus 0.35% on assets greater than $100 million, but less than $500 million; or $1,750,000 plus 0.275% on assets greater than $500 million. For the Technology Fund, the $125,000 minimum fee was waived from the commencement of operations, February 1, 2002, through July 31, 2002.

At October 31, 2002, the statement of net assets includes the following amounts payable to the Adviser, Administrator and Distributor:

	Financial Services Fund	Small Cap Financial Fund	Small Cap Value Fund	Technology Fund
Adviser	$15,594	$214,857	$13,851	$—

Administrator	18,624	83,556	18,172	10,616

Distributor	5,475	59,683	5,136	469

For the year ended October 31, 2002, the Financial Services Fund, Small Cap Financial Fund and Small Cap Value Fund paid $3,200, $81,054, and $2,500, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Funds to FBR Group, an affiliate of the Adviser, Distributor and the Administrator.

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Notes to Financial Statements (continued)

Sub-Advisory Agreement — Small Cap Value Fund — On June 1, 2000, the Adviser retained Akre Capital Management, LLC (“ACM”) to serve as investment sub-adviser to the Small Cap Value Fund. Under the terms of the Sub-Advisory Agreement, the Adviser, and not the Small Cap Value Fund, will pay ACM an annual fee equal to the greater of (i) 0.40% of the Small Cap Value Fund’s average daily net assets (which shall be accrued daily and paid monthly), or (ii) $3,500 per month. There is no change in the advisory fee paid to the Adviser by the Small Cap Value Fund.

3.  Investment in Securities

For U.S. federal income tax purposes, the costs of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) on investments for each Fund were as follows:

FUND	COST	GROSS APPRECIATION	GROSS DEPRECIATION	NET APPRECIATION/ (DEPRECIATION)
Financial Services Fund	$26,733,238	$1,096,709	$(921,783)	$174,926
Small Cap Financial Fund	283,922,053	34,687,240	(3,749,341)	30,937,899
Small Cap Value Fund	24,237,004	7,149,540	(1,856,222)	5,293,318
Technology Fund	2,828,515	100,300	(422,301)	(322,001)

The Financial Services Fund, Small Cap Financial Fund, Small Cap Value Fund and Technology Fund had cumulative wash sale losses for the year ended October 31, 2002 of $398,283, $429,058, $61,863 and $245,223, respectively.

For the year ended October 31, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

FUND	PURCHASES	SALES
Financial Services	$21,958,917	$28,830,831
Small Cap Financial Fund	159,771,406	87,975,881
Small Cap Value Fund	13,341,026	3,067,790
Technology Fund	5,035,926	2,423,762

4.  Securities Lending

Loans of securities are required at all times to be secured by collateral equal to at least 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The Funds had no securities on loan to brokers at October 31, 2002.

5.  Line of Credit

The Trust has a line of credit (“Credit Agreement”) with Custodial Trust Company (“CTC”) for temporary or emergency purposes. Under the Credit Agreement, CTC provides a line of credit in an amount up to the maximum amount permitted

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Notes to Financial Statements (continued)

under the Investment Company Act and each Fund’s prospectus. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the Fed Funds Rate. For the year ended October 31, 2002, the Small Cap Financial Fund paid $8,479 to CTC under the Credit Agreement. At October 31, 2002, the Funds had no borrowings outstanding.

6.  Tax Components of Capital and Distributions to Shareholders

Tax Components of Distributions to Shareholders:

	Ordinary Income		Long-Term Capital Gains
	Dollar amount	Per share amount	Dollar Amount	Per share amount
FBR Financial Services Fund
For the Year Ended October 31, 2002	$112,902	$0.075668	$1,623,255	$1.153347
For the Year Ended October 31, 2001	254,593	0.158442	—	—

FBR Small Cap Financial Fund
For the Year Ended October 31, 2002	$2,945,364	$0.468784	$1,939,721	$0.342112
For the Year Ended October 31, 2001	321,858	0.102190	—	—

FBR Small Cap Value Fund
For the Year Ended October 31, 2002	—	—	205,736	0.169254
For the Year Ended October 31, 2001	—	—	333,826	0.644953

FBR Technology Fund did not have distributions since its inception date of February 1, 2002.

As of October 31, 2002, components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Accumulated Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
FBR Financial Services Fund	$85,332	$—	$—	$174,926
FBR Small Cap Financial Fund	1,149,231	—	8,376,029	30,937,899
FBR Small Cap Value Fund	—	(646,588)	—	5,293,318
FBR Technology Fund	—	(196,654)	—	(322,000)

On October 31, 2002, undistributed net investment income was increased by $345,378 and $17,604 and paid in capital was decreased by $345,378 and $17,604 for the Small Cap Value Fund and the Technology Fund, respectively, as a result of net operating losses. Net assets of the Funds were unaffected by the reclassifications discussed above.

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Report of Independent Certified Public Accountants

To the Board of Trustees and Shareholders
FBR Family of Funds

We have audited the accompanying statements of net assets of the FBR Financial Services Fund, FBR Small Cap Financial Fund, FBR Small Cap Value Fund and FBR Technology Fund (the “Funds”), as of October 31, 2002, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for each of the four years in the period ended October 31, 2001 were audited by other auditors whose report dated December 7, 2001 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Financial Services Fund, FBR Small Cap Financial Fund, FBR Small Cap Value Fund and FBR Technology Fund as of October 31, 2002, the results of their operations, the changes in their net assets and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 22, 2002

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Special Meetings of Shareholders
(unaudited)

Special meetings of shareholders of the Funds were held on October 30, 2002 and November 7, 2002 (each referred to as the “Meeting”). The meetings were held to (1) approve a new investment advisory agreement (All Funds); (2) approve a new distribution plan (All Funds); (3) approve a new investment sub-advisory agreement (Small Cap Value Fund); (4a) approve retention of fees paid and payment of escrowed fees to the administrator (All Funds); (4b) approve retention of fees paid and payment of escrowed fees to the distributor (All Funds); (5a) amend the fundamental restriction on borrowing (All Funds); (5b) reclassify the funds as non-diversified (Financial Services Fund and Small Cap Financial Fund); and (6) approve the election of Trustees (All Funds). At record date, September 19, 2002, the number of shares outstanding on record date, number of shares represented at the meeting, and the details of the voting with respect to the stated matters are given below. All matters presented received the required number of affirmative votes for approval. All issues were voted on at the October 31, 2002 meeting, with the exception of issues (5a) and (5b) for Small Cap Financial Fund, which were voted on at the November 7, 2002 meeting.

	Shares Outstanding	Shares Represented
Financial Services Fund	1,506,860	849,917
Small Cap Financial Fund	12,654,849	6,936,433
Small Cap Value Fund	1,116,079	649,879
Technology Fund	325,166	315,743

(1)	Approve a new investment advisory agreement

	Affirmative	Against	Abstain
Financial Services Fund	822,177	13,231	14,509
Small Cap Financial Fund	6,702,069	121,447	112,917
Small Cap Value Fund	634,817	12,466	2,596
Technology Fund	315,743	—	—

(2)	Approve a new distribution plan

	Affirmative	Against	Abstain
Financial Services Fund	811,650	21,472	16,795
Small Cap Financial Fund	6,653,084	160,279	123,070
Small Cap Value Fund	629,923	15,938	4,018
Technology Fund	315,495	248	—

(3)	Approve a new investment sub-advisory agreement

	Affirmative	Against	Abstain
Small Cap Value Fund	633,322	13,163	3,394

(4a)	Approve a new investment sub-advisory agreement

	Affirmative	Against	Abstain
Financial Services Fund	812,968	20,077	16,872
Small Cap Financial Fund	6,594,427	227,326	114,680
Small Cap Value Fund	621,247	25,118	3,514
Technology Fund	315,197	546	—

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund
Special Meeting of Shareholders (continued)
(unaudited)

(4b)	Approve retention of fees paid and payment of escrowed fees to the distributor

	Affirmative	Against	Abstain
Financial Services Fund	809,677	21,792	18,448
Small Cap Financial Fund	6,590,069	230,476	115,888
Small Cap Value Fund	620,925	24,122	4,832
Technology Fund	315,495	248	—

(5a)	Amend the fundamental restriction on borrowing

	Affirmative	Against	Abstain	Broker Non-Votes
Financial Services Fund	607,295	23,628	17,845	201,149
Small Cap Financial Fund	4,749,939	301,755	118,157	1,766,582
Small Cap Value Fund	485,801	15,474	6,013	142,591
Technology Fund	297,363	298	—	18,082

(5b)	Amend the fundamental restriction on borrowing

	Affirmative	Against	Abstain	Broker Non-Votes
Financial Services Fund	615,152	18,294	15,322	201,149
Small Cap Financial Fund	4,868,517	187,903	113,431	1,766,582

(6)	Approve the election of Trustees

Michael A. Willner	Affirmative	Withhold
Financial Services Fund	826,341	23,576
Small Cap Financial Fund	6,735,131	201,302
Small Cap Value Fund	630,179	19,700
Technology Fund	315,743	—

F. David Fowler	Affirmative	Withhold
Financial Services Fund	827,055	22,862
Small Cap Financial Fund	6,732,471	203,962
Small Cap Value Fund	641,496	8,383
Technology Fund	315,445	298

Louis T. Donatelli	Affirmative	Withhold
Financial Services Fund	826,316	23,601
Small Cap Financial Fund	6,731,792	204,641
Small Cap Value Fund	630,854	19,025
Technology Fund	315,743	—

FBR Family of Funds

FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Value Fund
FBR Technology Fund

Supplemental Information (unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge upon request by calling 800.343.3355.

Name, Age Address Position with Trust	Term of Office and Tenure	No. of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

David H. Ellison*, 44 4922 Fairmont Avenue Bethesda, MD 20814 President	President since 2001	7
Director, CEO and President, FBR Fund Advisers, Inc. since 1999; Fund Manager, FBR Family of Funds, since 1996; Member of Advisory Group, FBR American Gas Index Fund, Inc., since 2001; and President, Money Management Advisers, Inc., 2001- 2002.
				None

Winsor H. Aylesworth*, 54 4922 Fairmont Avenue Bethesda, MD 20814 Vice President and Treasurer	Vice President and Treasurer since 1998	7
Portfolio Manager, FBR Fund Advisers, Inc. since 1998; Member of Advisory Group, FBR American Gas Index Fund, Inc., since 2001; Vice President, Money Management Advisers, Inc., 2001-2002; President, GrandView Advisors, Inc., 2001-2002.
				None

Michael A. Willner, 45 4922 Fairmont Avenue Bethesda, MD 20814 Trustee	Trustee since 2000	12	CEO, AlphaGrip, Inc. since 2001; President Traders, Inc., 1996-2000.	None

F. David Fowler, 68 4922 Fairmont Avenue Bethesda, MD 20814 Trustee	Trustee since 2000	12	Retired, 1997; Dean, The George Washington University School of Business and Public Management, 1992-1997.	Micro Strategy

Louis T. Donatelli, 65 4922 Fairmont Avenue Bethesda, MD 20814 Trustee	Trustee since 2000	12	Chairman, Donatelli and Klein, Inc., since 2001 (President 1973-2001); Chairman, First Potomac Realty Investment Trust since 1997.	None

W. Bart Sanders*, 38 4922 Fairmont Avenue Bethesda, MD 20814 Vice President	Vice President since 2000	7	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc., since 1999; Head Trader for the FBR Fund Advisers, Inc., since 1997; Vice President, Money Management Advisers, Inc., 2001-2002.	None

Susan L. Silva*, 35 4922 Fairmont Avenue Bethesda, MD 20814 Vice President and Controller	Vice President and Controller since 2002	12	Vice President, FBR National Bank & Trust since 2002; Manager, Fund Accounting, FBR National Bank & Trust, since 2000; Manager, Fund Accounting, Legg Mason Wood Walker 1996-1999.	None

Dennis D. Delaney*, 32 4922 Fairmont Avenue Bethesda, MD 20814 Secretary	Secretary since 2002	12	Employee, FBR National Bank & Trust since 2002; Fund Administration Supervisor/Senior Fund Accountant, Rydex Fund Services, Inc., 2000-2002; Trading Support Analyst, Koch Industries, 1997-2000.	None
*Interested person
Each Trustee will hold office until the Fund’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

FBR FUNDS
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814
800.622.1386
www.fbr.com/funds/

Investment Adviser
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Administrator, Custodian, and Transfer Agent
FBR NATIONAL BANK & TRUST
4922 FAIRMONT AVENUE
BETHESDA, MARYLAND 20814

Independent Public Accountants
TAIT, WELLER & BAKER
1818 MARKET STREET
PHILADELPHIA, PA 19103
This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

FRIEDMAN BILLINGS RAMSEY

FBR Family of Funds

Annual Report
October 31, 2002